AMENDMENT TO OLD REPUBLIC INTERNATIONAL CORPORATION
2005 KEY EMPLOYEES PERFORMANCE RECOGNITION PLAN
The Old Republic International Corporation 2005 Key Employees Performance Recognition Plan (the “Plan”) is hereby amended in the following respects, effective as of January 1, 2015:
1. Section 2.12 is revised to read as follows:
2.12    “Calculation Year” shall mean the Company’s fiscal year immediately preceding the year for which the Performance Recognition Pool is being calculated.
If the Company does not report any Consolidated Net Operating Income in the year prior to the Calculation Year, the “prior year” to be used in the following definitions and for Section 4.1 calculations is the first year prior to the Calculation Year in which the Company reported Consolidated Net Operating Income.
2.    Section 2.18 is revised to read as follows:
2.18  “Consolidated Net Operating Income” shall mean the Company’s net income exclusive of realized capital gains or losses (irrespective of the treatment of such amounts under GAAP), extraordinary credits or charges, and the results of the Republic Financial Indemnity Group run-off segment as reported in the Company's annual Form 10-K.
3.     Section 4.2 is revised to read as follows:
4.2  Notwithstanding any provision herein to the contrary, the Performance Recognition Pool shall be zero for any Calculation Year for which the Company did not report any Consolidated Net Operating Income.
4.    Except as modified by this Amendment, the terms and conditions of the Plan are unchanged.
IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly qualified officers and caused its corporate seal to be hereunto affixed on this ___ day of March, 2016.
OLD REPUBLIC INTERNATIONAL CORPORATION

By: __________________________________

Title: _________________________________
Attest:
By: _______________________________
Title: ______________________________

AMENDMENT TO OLD REPUBLIC INTERNATIONAL CORPORATION
2005 KEY EMPLOYEES PERFORMANCE RECOGNITION PLAN
The Old Republic International Corporation 2005 Key Employees Performance Recognition Plan (the “Plan”) is hereby amended in the following respects, effective as of January 1, 2017:
2.     Section 6.01 is revised to read as follows:
6.1 Within ninety (90) days of the date the Committee and/or CEO make such awards,, an Eligible Employee shall automatically receive in cash one hundred percent (100%) of any Performance Recognition Pool award up to Thirty-seven Thousand, Five Hundred Dollars ($37,500) and fifty percent (50%) of any excess above that. The remaining fifty percent (50%) of the excess of any such award shall be credited to the Employee’s 2005 Plan Account balance as of such year and shall become vested in accordance with the vesting schedule set forth in Section 6.3.
2.    Except as modified by this Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly qualified officers and caused its corporate seal to be hereunto affixed on this first day of March, 2017.
OLD REPUBLIC INTERNATIONAL CORPORATION

By: __________________________________

Title: _________________________________
Attest:
By: _______________________________
Title: ______________________________

AMENDMENT TO OLD REPUBLIC INTERNATIONAL CORPORATION
2005 KEY EMPLOYEES PERFORMANCE RECOGNITION PLAN
The Old Republic International Corporation 2005 Key Employees Performance Recognition Plan (the “Plan”) is hereby amended in the following respects, effective as of January 1, 2018:

1.	Section 6.01 is revised to read as follows:
6.1 Within ninety (90) days of the date the Committee and/or CEO make such awards,, an Eligible Employee shall automatically receive in cash one hundred percent (100%) of any Performance Recognition Pool award up to Fifty Thousand Dollars ($50,000) and fifty percent (50%) of any excess above that. The remaining fifty percent (50%) of the excess of any such award shall be credited to the Employee’s 2005 Plan Account balance as of such year and shall become vested in accordance with the vesting schedule set forth in Section 6.3.
2.    Except as modified by this Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly qualified officers affixed on this first day of March, 2018.
OLD REPUBLIC INTERNATIONAL CORPORATION

By: __________________________________

Title: _________________________________
Attest:
By: _______________________________
Title: ______________________________